Exhibit 4.6




          FORM OF SUBORDINATED INDENTURE OF FERRELLGAS PARTNERS, L.P.,
                  FERRELLGAS PARTNERS FINANCE CORP. AND TRUSTEE


                            FERRELLGAS PARTNERS, L.P.
                        FERRELLGAS PARTNERS FINANCE CORP.

                                     Issuers

                                       and

                           ---------------------------

                                     Trustee

                                    ---------

                                    INDENTURE


                          Dated as of ________________

                                    ---------

                          SUBORDINATED DEBT SECURITIES

                                    ---------

                            FERRELLGAS PARTNERS, L.P.
                        FERRELLGAS PARTNERS FINANCE CORP.

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO
                   SECTIONS 310 THROUGH 318, INCLUSIVE, OF THE
                          TRUST INDENTURE ACT OF 1939:
Trust Indenture
Act Section                                                    Indenture Section
-------------                                                  -----------------
ss.310(a)(1).............................................                   609
(a)(2)...................................................                   609
(a)(3)...................................................        Not Applicable
(a)(4)...................................................        Not Applicable
(b)......................................................              608; 610
ss.311(a)................................................                   613
(b)......................................................                   613
ss.312(a)................................................              701; 702
(b)......................................................                   702
(c)......................................................                   702
ss.313(a)................................................                   703
(b)......................................................                   703
(c)......................................................                   703
(d)......................................................                   703
ss.314(a)................................................                   704
(a)(4)...................................................                  1004
(b)......................................................        Not Applicable
(c)(1)...................................................                   102
(c)(2)...................................................                   102
(c)(3)...................................................        Not Applicable
(d)......................................................        Not Applicable
(e)......................................................                   102
ss.315(a)................................................              601, 603
(b)......................................................                   602
(c)......................................................                   601
(d)......................................................                   601
(e)......................................................                   514
ss.316(a)................................................                   101
(a)(1)(A)................................................              502; 512
(a)(1)(B)................................................                   513
(a)(2)...................................................        Not Applicable
(b)......................................................                   508
(c)......................................................                   104
ss.317(a)(1).............................................                   503
(a)(2)...................................................                   504
(b)......................................................                  1003
ss.318(a)................................................                   107
---------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                Table of Contents

                                                                           Page
                                                                          ------

ARTICLE I     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.........1

    Section 101.          Definitions.........................................1

    Section 102.          Compliance Certificates and Opinions................8

    Section 103.          Form of Documents Delivered to Trustee..............9

    Section 104.          Acts of Holders; Record Dates.......................9

    Section 105.          Notices, Etc., to Trustee and Issuers..............10

    Section 106.          Notice to Holders; Waiver..........................11

    Section 107.          Conflict with Trust Indenture Act..................11

    Section 108.          Effect of Headings and Table of Contents...........11

    Section 109.          Successors and Assigns.............................12

    Section 110.          Separability Clause................................12

    Section 111.          Benefits of Indenture..............................12

    Section 112.          Governing Law......................................12

    Section 113.          Legal Holidays.....................................12

    Section 114.          Language of Notices, Etc...........................12

    Section 115.          Interest Limitation................................12

    Section 116. Non-Recourse; No Personal Liability of Officers, Directors, Employees, Limited Partners or
                          Shareholders.......................................13

ARTICLE II    SECURITY FORMS.................................................14

    Section 201.          Forms Generally....................................14

    Section 202.          Form of Face of Security...........................14

    Section 203.          Form of Reverse of Security........................17

    Section 204.          Global Securities..................................22

    Section 205.          Form of Trustee's Certificate and Authorization....23

ARTICLE III   THE SECURITIES.................................................23

    Section 301.          Amount Unlimited; Issuable in Series...............23

    Section 302.          Denominations......................................26

    Section 303.          Execution, Authentication, Delivery and Dating.....26

    Section 304.          Temporary Securities...............................28

    Section 305.          Registration, Registration of Transfer
                          and Exchange.......................................29

                               TABLE OF CONTENTS
                                  (continued)


    Section 306.          Mutilated, Destroyed, Lost and Stolen Securities...30

    Section 307.          Payment of Interest; Interest Rights Preserved.....31

    Section 308.          Persons Deemed Owners..............................32

    Section 309.          Cancellation.......................................33

    Section 310.          Computation of Interest............................33

    Section 311.          CUSIP Numbers......................................33

ARTICLE IV    SATISFACTION AND DISCHARGE.....................................34

    Section 401.          Satisfaction and Discharge of Indenture............34

    Section 402.          Application of Trust Money.........................35

ARTICLE V     REMEDIES.......................................................35

    Section 501.          Events of Default..................................35

    Section 502.          Acceleration of Maturity; Rescission
                          and Annulment......................................36

    Section 503.          Collection of Indebtedness and Suits for
                          Enforcement by Trustee.............................37

    Section 504.          Trustee May File Proofs of Claim...................38

    Section 505.          Trustee May Enforce Claims Without
                          Possession of Securities...........................38

    Section 506.          Application of Money Collected.....................38

    Section 507.          Limitation on Suits................................39

    Section 508.          Unconditional Right of Holders to Receive
                          Principal, Premium and Interest....................39

    Section 509.          Restoration of Rights and Remedies.................39

    Section 510.          Rights and Remedies Cumulative.....................40

    Section 511.          Delay or Omission Not Waiver.......................40

    Section 512.          Control by Holders.................................40

    Section 513.          Waiver of Past Defaults............................40

    Section 514.          Undertaking for Costs..............................41

ARTICLE VI    THE TRUSTEE....................................................41

    Section 601.          Certain Duties and Responsibilities................41

    Section 602.          Notice of Defaults.................................42

    Section 603.          Certain Rights of Trustee..........................43

    Section 604.          Not Responsible for Recitals or
                          Issuance of Securities.............................44

                               TABLE OF CONTENTS
                                  (continued)


    Section 605.          May Hold Securities................................44

    Section 606.          Money Held in Trust................................44

    Section 607.          Compensation and Reimbursement.....................44

    Section 608.          Disqualification; Conflicting Interests............45

    Section 609.          Corporate Trustee Required; Eligibility............45

    Section 610.          Resignation and Removal; Appointment
                          of Successor.......................................45

    Section 611.          Acceptance of Appointment by Successor.............47

    Section 612.          Merger, Conversion, Consolidation or
                          Succession to Business.............................48

    Section 613.          Preferential Collection of Claims
                          Against Issuers....................................48

    Section 614.          Appointment of Authenticating Agent................48

ARTICLE VII   HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUERS..............49

    Section 701.          Issuers to Furnish Trustee Names and
                          Addresses of Holders...............................49

    Section 702.          Preservation of Information;
                          Communications to Holder...........................50

    Section 703.          Reports by Trustee.................................50

    Section 704.          Reports by Issuers.................................50

ARTICLE VIII  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE...........51

    Section 801.          Issuers May Consolidate, Etc.,
                          Only on Certain Terms..............................51

    Section 802.          Successor Substituted..............................52

ARTICLE IX    SUPPLEMENTAL INDENTURES........................................52

    Section 901.          Supplemental Indentures Without
                          Consent of Holders.................................52

    Section 902.          Supplemental Indentures with
                          Consent of Holders.................................53

    Section 903.          Execution of Supplemental Indentures...............54

    Section 904.          Effect of Supplemental Indentures..................54

    Section 905.          Conformity with Trust Indenture Act................54

    Section 906.          Reference in Securities to
                          Supplemental Indentures............................54

ARTICLE X     COVENANTS......................................................55

    Section 1001.         Payment of Principal, Premium and Interest.........55

    Section 1002.         Maintenance of Office or Agency....................55

    Section 1003.         Money for Securities Payments
                          to Be Held in Trust................................55

                               TABLE OF CONTENTS
                                  (continued)


    Section 1004.         Statement by Officers as to Default................56

    Section 1005.         Existence..........................................57

    Section 1006.         Waiver of Certain Covenants........................57

    Section 1007.         Limitation on Finance Corp.........................57

ARTICLE XI    REDEMPTION OF SECURITIES.......................................58

    Section 1101.         Applicability of Article...........................58

    Section 1102.         Election to Redeem; Notice to Trustee..............58

    Section 1103.         Selection by Trustee of Securities
                          to be Redeemed.....................................58

    Section 1104.         Notice of Redemption...............................59

    Section 1105.         Deposit of Redemption Price........................59

    Section 1106.         Securities Payable on Redemption Date..............59

    Section 1107.         Securities Redeemed in Part........................60

ARTICLE XII   SINKING FUNDS..................................................60

    Section 1201.         Applicability of Article...........................60

    Section 1202.         Satisfaction of Sinking Fund
                          Payments with Securities...........................60

    Section 1203.         Redemption of Securities for Sinking Fund..........61

ARTICLE XIII  DEFEASANCE.....................................................61

    Section 1301.         Applicability of Article...........................61

    Section 1302.         Legal Defeasance...................................61

    Section 1303.         Covenant Defeasance................................63

    Section 1304.         Application by Trustee of Funds Deposited
                          for Payment of Securities..........................64

    Section 1305.         Repayment to Issuers...............................64

    Section 1306.         Reinstatement......................................65

ARTICLE XIV   SUBORDINATION..................................................65

    Section 1401.         Agreement to Subordinate...........................65

    Section 1402.         Liquidation, Dissolution, Bankruptcy...............65

    Section 1403.         Default on Senior Indebtedness.....................66

    Section 1404.         Acceleration of Payment of Securities..............66

    Section 1405.         When Distributions Must Be Paid Over...............67

                               TABLE OF CONTENTS
                                  (continued)


    Section 1406.         Subrogation........................................67

    Section 1407.         Relative Rights....................................67

    Section 1408.         Subordination May Not Be Impaired by Issuers.......67

    Section 1409.         Rights of Trustee and Paying Agent.................67

    Section 1410.         Distribution of Notice to Representative...........68

    Section 1411.         Article XIV Not to Prevent Events of Default
                          or Limit Rights to Accelerate......................68

    Section 1412.         Trust Moneys Not Subordinated......................68

    Section 1413.         Trustee Entitled to Rely...........................68

    Section 1414.         Trustee to Effectuate Subordination................68

    Section 1415.         Trustee Not Fiduciary for Holders of
                          Senior Indebtedness................................69

    Section 1416.         Reliance by Holders of Senior Indebtedness.........69

     INDENTURE dated as of ________________, among FERRELLGAS PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), FERRELLGAS PARTNERS FINANCE CORP., a Delaware corporation ("Finance Corp." and, together with the Partnership, the "Issuers"), having their principal office at One Liberty Plaza, Liberty, Missouri, 64068, and ______________________________, as Trustee (the
"Trustee").

                                    RECITALS

     The Issuers have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of their unsecured, subordinated debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as provided in this Indenture.

     All things necessary to make this Indenture a valid agreement of the Issuers, in accordance with its terms, have been done.

     This Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and, to the extent applicable, shall be governed by such provisions.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders (as defined below) thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101       Definitions

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture.

     "Act",  when used with respect to any Holder,  has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place.

     "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors or the protection of creditors.

     "Blockage Notice" has the meaning specified in Section 1403.

     "Board of Directors" means:

          (1) with respect to a corporation, the board of directors of the corporation;

          (2) with respect to a partnership, the Board of Directors of the general partner of the partnership; and

          (3) with respect to any other Person, the board or committee of such Person serving a similar function.

     "Board Resolution" means resolutions duly adopted by the Board of Directors of each Issuer and in full force and effect on the date certified and delivered to the Trustee pursuant to Section 201.

     "Business Day", when used with respect to any Place of Payment or other location, means, except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law, executive order or regulation to close.

     "Capital Interests" means any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which at the date hereof is ________________________________.

     "covenant defeasance" has the meaning specified in Section 1303.

     "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     "Default" means, with respect to a series of Securities, any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     "Defaulted Interest" has the meaning specified in Section 307.

     "defeasance" has the meaning specified in Section 1302.

     "Definitive Security" means a Security other than a Global Security or a temporary Security.

     "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

     "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

     "Finance Corp." means the Person named as "Finance Corp." in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Finance Corp." shall mean such successor Person.

     "General Partner" means Ferrellgas, Inc., a Delaware corporation.

     "Global Security" means a Security in global form that evidences all or part of the Securities of any series and is registered in the name of the Depositary for such Securities or a nominee thereof.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indebtedness" means any obligation created or assumed by any Person for the repayment of money borrowed, any purchase money obligation created or assumed by such Person and any guarantee of the foregoing, except that, for purposes of Section 801, "Indebtedness" has the meaning specified in such Section.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" also shall include the terms of particular series of Securities established as contemplated by Section 301.

     "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Issuer Request" or "Issuer Order" means a written request or order signed on behalf of the Issuers by two Officers of the Issuers, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer.

     "Issuers" means the Partnership and Finance Corp.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 501(3).

     "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary or any Vice President of such Person or, if such Person is a partnership, of the general partner of such Person.

     "Officers' Certificate" means a certificate signed on behalf of the Issuers by two Officers of the Issuers, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer, that meets the requirements of Sections 102 and 103 hereof.

     "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Sections 102 and 103 hereof. The counsel may be an employee of or counsel to the Issuers, any Subsidiary of the Issuers or the Trustee.

     "Operating   Partnership"  means  Ferrellgas,   L.P.,  a  Delaware  limited
partnership.

     "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than an Issuer) in trust or set aside and segregated in trust by an Issuer (if such Issuer shall act as Paying Agent for the Issuers) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor has been made;

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuers; and

          (iv) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Issuers have effected defeasance or covenant defeasance as provided in Article XIII;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof on such date pursuant to Section 502, (B) the principal amount of a Security denominated in one or more currencies or currency units other than U.S. dollars shall be the U.S. dollar equivalent of such currencies or currency units, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent (as so determined) on the date of original issuance of such Security, of the amount determined as provided in Clause (A) above) of such Security, and (C) Securities owned by an Issuer or any other obligor upon the Securities or any Affiliate of an Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned as described in Clause (C) above which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not an Issuer or any other obligor upon the Securities or any Affiliate of an Issuer or of such other obligor.

     "Partnership" means the Person named as the "Partnership" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Partnership" shall mean such successor Person.

     "Paying Agent" means any Person authorized by the Issuers to pay the principal of or any premium or interest on any Securities on behalf of the Issuers.

     "Payment Blockage Period" has the meaning specified in Section 1403.

     "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, with respect thereto, and any other terms specified as contemplated by Section 301 with respect thereto, are to be determined by the Issuers upon the issuance of such Securities.

     "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government, or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means, unless otherwise specifically provided for with respect to such series as contemplated by Section 301, the office or agency of the Issuers in The City of New York and such other place or places where, subject to the provisions of
Section 1002, the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same Indebtedness as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Representative" means any trustee, agent or representative (if any) for an issue of Senior Indebtedness.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Indebtedness" means the principal of, premium, if any, and interest on, (i) all of the Issuers' other indebtedness for money borrowed, other than the Securities, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except such indebtedness as is by its terms expressly stated to be not superior in right of payment to the Securities or to rank pari passu with the Securities and (ii) any deferrals, renewals or extensions of any such Senior Indebtedness; provided, however, that Senior Indebtedness shall not include (1) any obligation of the Issuers to any of their Subsidiaries, (2) any liability for Federal, state, local or other taxes owed or owing by the Issuers, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any indebtedness, guarantee or obligation of the Issuers which is expressly subordinate or junior in right of payment in any respect to any other indebtedness, guarantee or obligation of the Issuers, including any senior subordinated Indebtedness and any other subordinated obligations, (5) any obligations with respect to any Capital Interests, or (6) any Indebtedness incurred in violation of this Indenture. The term "indebtedness for money borrowed" as used herein shall include, without limitation, any obligation of, or any obligation guaranteed by, the Issuers for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for the payment of the purchase price of property or assets.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to the principal of any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means, with respect to any Person, any other Person of which more than 50% of the total voting power of the Capital Interests of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof or, in the case of a partnership, more than 50% of the partners' Capital Interests (considering all partners' Capital Interests as a single class), is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as otherwise provided in Section 905; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean each Trustee with respect to Securities of that series.

     "U.S. Government Obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, each of which are not callable or redeemable at the option of the issuer thereof.

Section 102       Compliance Certificates and Opinions

     Upon any application or request by the Issuers to the Trustee to take or refrain from taking any action under any provision of this Indenture, the Issuers shall furnish to the Trustee an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with. Each such certificate shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every Officers' Certificate or Opinion of Counsel (except for certificates provided for in Section 1004) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103       Form of Documents Delivered to Trustee

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Officer of the Issuers may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Issuers stating that the information with respect to such factual matters is in the possession of the Issuers unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104       Acts of Holders; Record Dates

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) to the Trustee and, where it is hereby expressly required, to the Issuers. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Issuers, if made in the manner provided in this Section.

     Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership, principal amount and serial numbers of Securities held by any Person, and the date of commencement of such Person's holding the same, shall be proved by the Security Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuers in reliance thereon, whether or not notation of such action is made upon such Security.

     Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

     The Issuers may set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series, but the Issuers shall have no obligation to do so. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date.

Section 105       Notices, Etc., to Trustee and Issuers

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Issuers shall be sufficient for every purpose hereunder if made in writing and actually received by the Trustee at its office at _____________________________, or at any other address previously furnished in writing by the Trustee, or

          (2) the Issuers by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Partnership addressed to it at One Liberty Plaza, Liberty, Missouri 64068, to the attention of the Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Issuers.

Section 106       Notice to Holders; Waiver

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (if international mail, by air mail), to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107       Conflict with Trust Indenture Act

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

Section 108       Effect of Headings and Table of Contents

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109       Successors and Assigns

     All covenants and agreements in this Indenture by the Issuers shall bind their successors and assigns, whether so expressed or not.

Section 110       Separability Clause

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111       Benefits of Indenture

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, holders of Senior Indebtedness and Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112       Governing Law

     This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

Section 113       Legal Holidays

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 114       Language of Notices, Etc.

     Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 115       Interest Limitation

     It is the intention of the Issuers to conform strictly to all applicable usury laws and any subsequent revisions, repeals or judicial interpretations thereof. Accordingly, if the transactions contemplated hereby would be usurious under any applicable law then, in that event, notwithstanding anything to the contrary in the Securities or this Indenture, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law with respect to a Security shall under no circumstances exceed the maximum amount allowed by applicable law, and any excess shall be credited to the principal amount of such Security (or, if the principal amount of such Security shall have been paid in full, refunded to the Issuers), to the extent permitted by applicable law; and (ii) in the event that the maturity of any Security is accelerated or in the event of any redemption of such Security, then such consideration that constitutes interest under applicable law may never include more than the maximum amount allowed by applicable law, and any excess shall be credited to the principal amount of such Security (or, if the principal amount of such Security shall be paid in full, refunded to the Issuers), to the extent permitted by applicable law. All calculations made to compute the rate of interest with respect to a Security for the purpose of determining whether such rate exceeds the maximum amount allowed by applicable law shall be made, to the extent permitted by such applicable law, by allocating and spreading during the period of the full stated term of such Security all interest any time contracted for, taken, reserved, charged or received by such Holder or by the Trustee on behalf of any such Holder in connection therewith so that the amount or rate of interest charged for any and all periods of time during the term of the Security does not exceed the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in this Indenture or any Security to "applicable law" when used in the context of determining the maximum interest or rate of interest that can be charged shall be deemed to refer to such applicable law as so amended to allow the greater amount or rate of interest.

     The right to accelerate maturity of any Security does not include the right to accelerate any interest which has not otherwise accrued to the date of such acceleration, provided, however, that the foregoing shall not prohibit the continuing accrual after acceleration of interest in accordance with the terms of the Indenture and such Security.

Section 116 Non-Recourse; No Personal Liability of Officers, Directors, Employees, Limited Partners or Shareholders

     Obligations of the Issuers under this Indenture and the Securities hereunder are recourse to the General Partner and non-recourse to the Operating Partnership and their respective Affiliates (other than the Issuers and the General Partner), and are payable only out of the cash flow and assets of the Issuers and the General Partner. The Trustee agrees, and each Holder of a Security by its acceptance thereof will be deemed to have agreed, in this Indenture that the Operating Partnership and its Affiliates (other than the Issuers and the General Partner) shall not be liable for any of the obligations of the Issuers under this Indenture or such Securities.

     No limited partner of the Partnership or director, officer, employee, incorporator or stockholder of the General Partner or Finance Corp., as such, will have any liability for any obligations of the Issuers under this Indenture or the Securities or any claim based on, in respect of or by reason of, such obligations. Each Holder of a Security, by its acceptance thereof, waives and releases all such liability.

     The agreements set forth in this Section are part of the consideration for the issuance of the Securities.

                                   ARTICLE II

                                 SECURITY FORMS

Section 201       Forms Generally

     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable laws or the rules of any securities exchange or automated quotation system on which the Securities of such series may be listed or traded or of any Depositary therefor or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized Officer or other authorized Person on behalf of each Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 303 for the authentication and delivery of such Securities. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form by the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form.

     The Definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

Section 202       Form of Face of Security.

     [Insert any legend required by the United States Internal Revenue Code and the regulations thereunder.]

     [If a Global Security,--insert legend required by Section 204 of the Indenture] [If applicable, insert--UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                            FERRELLGAS PARTNERS, L.P.
                        FERRELLGAS PARTNERS FINANCE CORP.

                               [TITLE OF SECURITY]

NO.                                                                       U.S.$

[CUSIP No.                   ]

     FERRELLGAS PARTNERS, L.P., a Delaware limited partnership (herein called the "Partnership", which term includes any successor person under the Indenture hereinafter referred to), and FERRELLGAS PARTNERS FINANCE CORP., a Delaware corporation (herein called "Finance Corp.", which term includes any successor Person under the Indenture, and, together with the Partnership, herein called the "Issuers"), for value received, hereby promises to pay to , or registered assigns, the principal sum of United States Dollars [state other currency] on [if the Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from , or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on and in each year, commencing , at the rate of % per annum, until the principal hereof is paid or made available for payment [if applicable, insert--, and at the rate of % per annum on any overdue principal and premium and on any overdue installment of interest]. [If applicable, insert -- The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, executive order or regulation to close.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the or (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in the Indenture].

     [If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of % ___ per annum, which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of % ___ per annum, which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

     [If a Global Security, insert--Payment of the principal of [(and premium, if any)] and [if applicable, insert--any such] interest on this Security will be made by transfer of immediately available funds to a bank account in __________ designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [state other currency].]

     [If a Definitive Security, insert--Payment of the principal of [(and premium, if any)] and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Issuers maintained for that purpose in , ___________ [in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [state other currency] [or subject to any laws or regulations applicable thereto and to the right of the Issuers (as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of ________ in ________ and ________ in , or at such other offices or agencies as the Issuers may designate, by [United States Dollar] [state other currency] check drawn on, or transfer to a [United States Dollar] account maintained by the payee with, a bank in The City of New York [_______] (so long as the applicable Paying Agent has received proper transfer instructions in writing at least [________] days prior to the payment date)] [if applicable, insert--; provided, however, that payment of interest may be made at the option of the Issuers by [United States Dollar] [state other currency] check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register] [or by transfer to a [United States Dollar] [state other currency] account maintained by the payee with a bank in The City of New York [state other Place of Payment] (so long as the applicable Paying Agent has received proper transfer instructions in writing by the Record Date prior to the applicable Interest Payment Date)].]

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated:

                                        FERRELLGAS PARTNERS, L.P.,

                                        By:      Ferrellgas, Inc.,
                                                 its General Partner


                                        By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                        FERRELLGAS PARTNERS FINANCE CORP.

                                        By:
                                        ----------------------------------------
                                        Name:
                                        Title:


Section 203.      Form of Reverse of Security

     This Security is one of a duly authorized issue of securities of the Issuers (the "Securities"), issued and to be issued in one or more series under an Indenture dated as of _____________ (the "Indenture"), among the Issuers and ____________________, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Issuers, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof [if applicable, insert--, limited in aggregate principal amount to U.S.$ ].

     [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, [if applicable, insert--(1) on in any year commencing with the year and ending with the year through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert--on or after , ], as a whole or in part, at the election of the Issuers, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert--on or before _______, _________%, and if redeemed] during the 12-month period beginning __________ of the years indicated,

Year         Redemption Price                 Year         Redemption Price
----         ----------------                 ----         ----------------


and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, (1) on _______ in any year commencing with the year ______ and ending with the year
______ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert--on or after ______], as a whole or in part, at the election of the Issuers, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ________ of the years indicated,



                                                           Redemption Price for
                       Redemption Price for                Redemption Otherwise
                        Redemption Through                Than Through Operation
     Year          Operation of the Sinking Fund           of the Sinking Fund
    ------         -----------------------------          ----------------------



and thereafter at a Redemption Price equal to ______ % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert--The sinking fund for this series provides for the redemption on in each year beginning with the year _____ and ending with the year _____ of [if applicable,--not less than $ ________ ("mandatory sinking fund") and not more than] $ ________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Issuers otherwise than through [if applicable,--mandatory] sinking fund payments may be credited against subsequent [if applicable,--mandatory] sinking fund payments otherwise required to be made [if applicable,--in the inverse order in which they become due].]

     [If the Security is subject to redemption in part of any kind, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [If applicable, insert--The Securities of this series are not redeemable prior to Stated Maturity.]

     [If the Security is not an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (1) of the amount of principal so declared due and payable, and (2) of interest on any overdue principal and overdue interest, all of the Issuers' obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of not less than the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Issuers with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or [any premium or] interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder, alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of and [any premium and] interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed, except for
Section 115 of the Indenture (which limits interest to the maximum amount permissible by law), the provisions of which are incorporated herein by reference.

     [If a Global Security, insert--This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture.

     The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.]

     [If a Definitive Security, insert--As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in [if applicable, insert -- any place where the principal of and any premium and interest on this Security are payable] [if applicable, insert-- The City of New York [, or, subject to any laws or regulations applicable thereto and to the right of the Issuers (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the [main] offices of in and in or at such other offices or agencies as the Issuers may designate]], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

     The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$ [state other currency] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Security is subordinated in right of payment to Senior Indebtedness to the extent provided in the Indenture.

     Obligations of the Issuers under the Indenture and the Securities thereunder, including this Security, are recourse to the General Partner and non-recourse to the Operating Partnership and their respective Affiliates (other than the Issuers and the General Partner), and are payable only out of the cash flow and assets of the Issuers and the General Partner. The Trustee has agreed, and each Holder of a Security by its acceptance hereof will be deemed to have agreed, in the Indenture that the Operating Partnership and its Affiliates (other than the Issuers and the General Partner) shall not be liable for any of the obligations of the Issuers under the Indenture or such Securities, including this Security. No limited partner of the Partnership or director, officer, employee, incorporator or stockholder of the General Partner or Finance Corp., as such, will have any liability for any obligations of the Issuers under the Indenture or such Securities, including this Security or any claim based on, in respect of or by reason of, such obligations. Each Holder of a Security, including this Security, by its acceptance thereof, waives and releases all such liability.

     The Indenture contains provisions that relieve the Issuers from the obligation to comply with certain restrictive covenants in the Indenture and for satisfaction and discharge at any time of the entire indebtedness upon compliance by the Issuers with certain conditions set forth in the Indenture.

     This Security shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     [If a Definitive Security, insert as a separate page--

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please Print or
Typewrite Name and Address of Assignee) the within instrument of FERRELLGAS PARTNERS, L.P. and FERRELLGAS PARTNERS FINANCE CORP. and does hereby irrevocably constitute and appoint ________________________ Attorney to transfer said instrument on the books of the within-named Issuers, with full power of substitution in the premises.

Please Insert Social Security or
Other Identifying Number of Assignee:

--------------------------------------    --------------------------------------


Dated:                                                               (Signature)
      --------------------------------    --------------------------------------

Signature Guarantee:
                    ------------------------------------------------------------
                     (Participant in a Recognized Signature
                           Guaranty Medallion Program)

     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

Section 204.      Global Securities

     Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

     If Securities of a series are issuable in whole or in part in the form of one or more Global Securities, as contemplated by Section 301, then, notwithstanding Clause (9) of Section 301 and the provisions of Section 302, any Global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as the case may be, to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any reduction or increase in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in an Issuer Order. Subject to the provisions of Sections 303, 304 and 305, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. Any instructions by the Issuers with respect to endorsement or delivery or redelivery of a Global Security shall be in an Issuer Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel).

     The provisions of the last sentence of Section 303 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Issuers and the Issuers deliver to the Trustee the Global Security together with an Issuer Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction or increase, as the case may be, in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

Section 205.      Form of Trustee's Certificate and Authorization

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       -----------------------------------------
                                       As Trustee



                                       By:
                                       -----------------------------------------
                                       Authorized Signatory


                                  ARTICLE III

                                 THE SECURITIES

Section 301.      Amount Unlimited; Issuable in Series

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution (and, subject to Section 303, to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate or Issuer Order setting forth, or determining the manner of, such establishment) or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the form and title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the Securities will be issued and on which the principal of, and premium, if any, on the Securities of the series is payable or the method of determination thereof;

          (5) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the method of determination thereof, the date or dates from which such interest shall accrue, or the method of determination thereof, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

          (6) the place or places where, subject to the provisions of Section 1002, the principal of and any premium and interest on Securities of the series shall be payable, Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices, and demands to or upon the Issuers in respect of the Securities of the series and this Indenture may be served;

          (7) the period or periods, if any, within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuers or otherwise, if the Issuers are to have that option;

          (8) the obligation, if any, and the option, if any, of the Issuers to redeem, purchase or repay, or make an offer to the same, Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event, including any change of control event, or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (10) whether payment of principal of and premium, if any, and interest, if any, on the Securities of the series shall be without deduction for taxes, assessments or governmental charges paid by Holders of the series;

          (11) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be denominated, payable, redeemable or purchasable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

          (12) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          (13) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Issuers or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          (14) the right, if any, of the Issuers to defer payments of interest by extending the interest payment periods and specify the duration of such extension, the Interest Payment Dates on which such interest shall be payable and whether and under what circumstances additional interest on amounts deferred shall be payable;

          (15) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to Section 504 or the method of determination thereof;

          (16) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities (and whether in temporary or permanent global form) and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

          (17) any deletions from, modifications of or additions to the Events of Default set forth in Section 501 or the covenants of the Issuers set forth in Article X pertaining to the Securities of the series;

          (18) if and the terms and conditions upon which any Securities of the series may be converted into or exchanged for securities, which may include, without limitation, capital stock, of any class or series of the Issuers or any other issuer;

          (19) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, including, but not limited to an index based on a currency or currencies other than that in which the Securities of that series are payable, or any other type of index, the manner in which such amounts shall be determined;

          (20) if other than as provided in Sections 1302 and 1303, the terms and conditions upon which and the manner in which such series of Securities may be defeased or discharged;

          (21) if other than the Trustee, the identity of any other trustee, the Security Registrar and any Paying Agent;

          (22) whether the Securities will be guaranteed by any Person;

          (23) any restrictions or other provisions with respect to the transfer or exchange of the Securities; and

          (24) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(4)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution or Officers' Certificate referred to above or in any such indenture supplemental hereto.

     Any such Board Resolution or Officers' Certificate referred to above with respect to Securities of any series filed with the Trustee on or before the initial issuance of the Securities of such series shall be incorporated herein by reference with respect to Securities of such series and shall thereafter be deemed to be a part of the Indenture for all purposes relating to Securities of such series as fully as if such Board Resolution or Officers' Certificate were set forth herein in full.

     All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for increases in the aggregate principal amount of such series of Securities and issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

     If any of the terms of the series are established by or pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by an authorized officer or other authorized person of the Issuers and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the series.

     With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in an Issuer Order, or that such terms shall be determined by the Issuers, or one or more of the Issuers' agents designated in an Officers' Certificate, in accordance with an Issuer Order.

Section 302.      Denominations

     The Securities of each series shall be issuable only in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.      Execution, Authentication, Delivery and Dating

     The Securities shall be executed on behalf of each Issuer by an Officer thereof who is the Chairman of the Board, Vice Chairman, Chief Executive Officer, Chief Financial Officer, President or any Vice President and need not be attested. The signature of any of these Officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Issuers shall bind the Issuers, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Securities of any series executed by the Issuers to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Issuers or its duly authorized agents, thereafter promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to an Issuer Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (1) The form and terms (or the manner of determining the terms) of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 201, that such form or forms have been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Securities have been, or in the case of Securities of a series offered in a Periodic Offering will be, established by or pursuant to a Board Resolution as permitted by Section 301, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel (which conditions are reasonably acceptable to the Trustee); and

          (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuers in the manner and subject to any conditions specified in such Opinion of Counsel, which conditions are reasonably acceptable to the Trustee, will constitute valid and legally binding obligations of the Issuers enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding; and

          (4) such other matters as the Trustee may reasonably request;

and, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, also stating that all conditions precedent to the execution of the supplemental indenture with respect to that series of Securities have been complied with, the Issuers have the power to execute and deliver any such supplemental indenture and have taken all necessary action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Issuers enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity).

     If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Issuers Order and Opinion of Counsel or Board Resolution or supplemental indenture otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     With respect to Securities of a series not to be originally issued at one time, the Trustee may rely upon the Opinion of Counsel and the other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of Securities of such series and any subsequent request by the Issuers to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Issuers that as of the date of such request, the statements made in the Officers' Certificate shall be true and correct as if made on such date.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuers, and the Issuers shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.      Temporary Securities

     Pending the preparation of Definitive Securities of any series, the Issuers may execute, and upon receipt of the documents required by Section 303, together with an Issuer Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities of like series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Issuers will cause Definitive Securities of that series to be prepared without unreasonable delay. After the preparation of Definitive Securities of such series, the temporary Securities of such series shall be exchangeable for Definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuers maintained pursuant to Section 1002 for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Issuers shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more Definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such series and tenor.

Section 305.      Registration, Registration of Transfer and Exchange

     The Issuers shall cause to be kept at an office or agency of the Security Registrar in The City of New York a register (the register maintained in such office or in any other office or agency of the Issuers in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuers shall provide for the registration of Securities and of transfers of Securities. The Issuers shall, prior to the issuance of any Securities hereunder, appoint the Trustee as the initial "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided and its Corporate Trust Office which, at the date hereof, is located at _______________________, as the initial office or agency in The City of New York where the Security Register will be maintained. The Issuers may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Issuers will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency. At all reasonable times the Security Register shall be available for inspection by the Trustee.

     Upon surrender for registration of transfer of any Security of any series at the office or agency of the Issuers maintained pursuant to Section 1002 for such purpose, the Issuers shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

     At the option of the Holder, Securities of any series (except a Global Security) may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuers shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuers or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 1107 not involving any transfer.

     Neither the Trustee nor the Issuers shall be required (1) to issue, register the transfer of or exchange Securities of any series (or of any series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (2) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     Notwithstanding any other provision in this Indenture and except as otherwise specified as contemplated by Section 301, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, except as provided in this paragraph. Every Security authenticated and delivered upon registration or transfer of, or in exchange for or in lieu of, a Global Security shall be a Global Security, except as provided in this paragraph. If (1) (A) the Depositary for a Global Security notifies the Issuers that it is unwilling or unable to continue as Depositary for such Global Security or ceases to be a clearing agency registered under the Exchange Act, and (B) a successor Depositary is not appointed by the Issuers within 90 days, (2) an Event of Default has occurred and is continuing with respect to the Securities of such series and the Security Registrar has received a request from the Depositary to issue certificated securities in lieu of all or a portion of the Global Securities of such series (in which case the Issuers shall deliver certificated securities within 30 days of such request) or (3) the Issuers determines in its sole discretion that Securities of a series issued in global form shall no longer be represented by a Global Security, then such Global Security may be exchanged by such Depositary for Definitive Securities of the same series, of any authorized denomination and of a like aggregate principal amount and tenor, registered in the names of, and the transfer of such Global Security or portion thereof may be registered to, such Persons as such Depositary shall direct.

Section 306.      Mutilated, Destroyed, Lost and Stolen Securities

     If any mutilated Security is surrendered to the Trustee, together with such security or indemnity as may be required by the Issuers or the Trustee to save each of them and any agent of either of them harmless, the Issuers shall execute and upon its request the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

     If there shall be delivered to the Issuers and the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuers or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuers shall execute and upon their request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously Outstanding. If, after the delivery of such new Security, a bona fide purchaser of the original Security in lieu of which such new Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such new Security from the party to whom it was delivered or any party taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuers and the Trustee in connection therewith.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuers in their discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Issuers may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Every new Security of any series issued pursuant to this Section in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuers, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.      Payment of Interest; Interest Rights Preserved

     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuers, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Issuers may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuers shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Issuers shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuers of such Special Record Date and, in the name and at the expense of the Issuers, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Issuers may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Securities may be listed or traded, and upon such notice as may be required by such exchange, if, after notice given by the Issuers to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     For each series of Securities, the Issuers shall, prior to 10:30 a.m. (New York City time) on each payment date for principal and premium, if any, and interest, if any, deposit with the Trustee money in immediately available funds sufficient to make cash payments due on the applicable payment date.

Section 308.      Persons Deemed Owners

     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, prior to due presentment of a Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Issuers, the Trustee nor any agent of the Issuers or the Trustee shall be affected by notice to the contrary.

     No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Issuers, the Trustee and any agent of the Issuers or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Issuers, the Trustee nor any agent of the Issuers or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309.      Cancellation

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Issuers may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuers may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuers has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures, and the Trustee shall thereafter deliver to the Issuers a certificate with respect to such disposition.

Section 310.      Computation of Interest

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Securities of each series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the number of days elapsed in any partial month.

Section 311.      CUSIP Numbers

     The Issuers in issuing the Securities may use "CUSIP" numbers (in addition to the other identification numbers printed on the Securities), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such "CUSIP" numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" numbers. The Issuers will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 401.      Satisfaction and Discharge of Indenture

     This Indenture shall upon an Issuer Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer or exchange of such Securities herein expressly provided for), and the Trustee, at the expense of the Issuers, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when

          (1) either

               (A) all such Securities theretofore authenticated and delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable,

                    (ii) will  become due and payable at their  Stated  Maturity within one year, or

                    (iii) are to be called for redemption  within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers, and the Issuers in the case of (i), (ii) or (iii) above, have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for this purpose an amount of money in the currency or currency units in which such Securities are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers with respect to such Securities; and

          (3) the Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to Securities of any series, (i) the obligations of the Issuers to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and the right of the Trustee to resign under Section 610 shall survive, and (ii) if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Issuers and/or the Trustee under Sections 402, 606, 701 and 1002 and the last paragraph of Section 1003 shall survive.

Section 402.      Application of Trust Money

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Issuers acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                    REMEDIES

Section 501.      Events of Default

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days (whether or not such payment is prohibited by the provisions of Article XIV); or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity (whether or not such payment is prohibited by the provisions of Article XIV); or

          (3) default in the performance, or breach, of any term, covenant or warranty of the Issuers in this Indenture (other than a term, covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 45 days after there has been given, by registered or certified mail, to the Issuers by the Trustee or to the Issuers and the Trustee by Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) either of the Issuers pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of any order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors; or

          (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against either of the Issuers in an involuntary case, (B) appoints a Custodian of either of the Issuers or for all or substantially all of its property, or (C) orders the liquidation of either of the Issuers; and the order or decree remains unstayed and in effect for 60 days; or

          (6) any other Event of Default provided as contemplated by Section 301 with respect to Securities of that series.

Section 502.      Acceleration of Maturity; Rescission and Annulment

     If an Event of Default specified in Clause (4) or (5) of Section 501 occurs, the principal amount of all outstanding Securities shall become due an payable immediately without further action or notice. If an Event of Default (other than an Event of Default specified in Clause (4) or (5) of Section 501) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) all of the Securities of that series to be due and payable immediately, by a notice in writing to the Issuers (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuers and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Issuers have paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

     No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee

     The Issuers covenant that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days (whether or not such payment is prohibited by the provisions of Article XIV), or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof (whether or not such payment is prohibited by the provisions of Article XIV), the Issuers will, upon demand of the Trustee, pay to it, for the benefit of Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Issuers fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuers, or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuers, or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.      Trustee May File Proofs of Claim

     In case of any judicial proceeding relative to the Issuers, or any other obligor upon the Securities, their property or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505.      Trustee May Enforce Claims Without Possession of Securities

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of Holders of the Securities in respect of which such judgment has been recovered.

Section 506.      Application of Money Collected

     Any money or property collected or to be applied by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:   To the payment of all amounts due the Trustee under Section 607;

     SECOND: Subject to Article XIV, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

     THIRD:   The balance, if any, to the Issuers.

Section 507.      Limitation on Suits

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or a Security, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered and, if requested, provided to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, provision of security or indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 305 and 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.      Restoration of Rights and Remedies

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then in every such case, subject to any determination in such proceeding, the Issuers, the Trustee and Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and Holders shall continue as though no such proceeding had been instituted.

Section 510.      Rights and Remedies Cumulative

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.      Delay or Omission Not Waiver

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.      Control by Holders

     Subject to the provisions of Section 603, Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceeding so directed would involve the Trustee in personal liability or would otherwise be contrary to applicable law.

Section 513.      Waiver of Past Defaults

     Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except

          (1) a continuing default in the payment of the principal of or any premium or interest on any Security of such series, or

          (2) a default in respect of a covenant or provision hereof which under
     Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.      Undertaking for Costs

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section nor the Trust
Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, in any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or in any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturity expressed by such Security (or, in the case of redemption or repayment, on or after the Redemption Date).

                                   ARTICLE VI

                                   THE TRUSTEE

Section 601.      Certain Duties and Responsibilities

          (a) Except during the continuance of an Event of Default with respect to any series of Securities,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (c) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders or a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.      Notice of Defaults

     If a Default occurs and is continuing with respect to the Securities of any series, the Trustee shall, within 90 days after it occurs, transmit, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of all uncured or unwaived Defaults known to it; provided, however, that, except in the case of a Default in payment on the Securities of any series, the Trustee shall be protected in withholding the notice if and so long as the board of directors, the executive committee or a trust committee of directors or responsible officers of the Trustee determine in good faith that withholding such notice is in the interests of Holders of Securities of such series; provided, further, however, that, in the case of any default or breach of the character specified in Section 501(3) with respect to the Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

Section 603.      Certain Rights of Trustee

         Subject to the provisions of Section 601:

          (1) the Trustee may rely on and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request, direction, order or demand of the Issuers mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order (or in the case of a Periodic Offering, as agreed in procedures set forth in an Issuer Order pursuant to Section 303) and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may, without obligation to do so, make such further inquiry or investigation into such facts or matters as it may see fit; and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuers, personally or by agent or attorney;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (8) the Trustee may request that the Issuers deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any Person authorized to sign an Officers' Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

Section 604.      Not Responsible for Recitals or Issuance of Securities

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuers, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuers of Securities or the proceeds thereof.

Section 605.      May Hold Securities

     The Trustee,  any  Authenticating  Agent,  any Paying  Agent,  any Security
Registrar or any other agent of the Issuers, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuers with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.      Money Held in Trust

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuers.

Section 607.      Compensation and Reimbursement

     The Issuers agree:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The obligations of the Issuers under this Section to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder.

     Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(4) or Section 501(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

     The provisions of this Section shall survive the satisfaction and discharge of this Indenture and the defeasance of the Securities.

Section 608.      Disqualification; Conflicting Interests

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.      Corporate Trustee Required; Eligibility

     There shall at all times be one or more Trustees hereunder with respect to the Securities of each series, at least one of which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus required by the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.      Resignation and Removal; Appointment of Successor

     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuers. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuers. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuers or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuers or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuers, acting pursuant to the authority of a Board Resolution, may remove the Trustee with respect to all Securities, or (B) subject to
     Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuers, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuers and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuers. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuers or Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Issuers shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.      Acceptance of Appointment by Successor

          (1) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuers and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuers or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (2) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuers, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (A) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (B) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
     (C) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, but, on request of the Issuers, or any successor Trustee, such retiring Trustee shall, upon payment of its charges, duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (3) Upon request of any such successor Trustee, the Issuers shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

          (4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.      Merger, Conversion, Consolidation or Succession to Business

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.      Preferential Collection of Claims Against Issuers

     If and when the Trustee shall be or become a creditor of an Issuer or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against such Issuer or any such other obligor.

Section 614.      Appointment of Authenticating Agent

     The Trustee (upon notice to the Issuers) may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue (in accordance with procedures acceptable to the Trustee) and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuers and shall at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to all or substantially all of the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuers. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuers. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuers. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     Except with respect to an Authenticating Agent appointed at the request of the Issuers, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       -----------------------------------------
                                       As Trustee


Date:  _________________               By:
                                       -----------------------------------------
                                       As Authenticating Agent


                                       By:
                                       -----------------------------------------
                                       Authorized Signatory

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUERS

Section 701.      Issuers to Furnish Trustee Names and Addresses of Holders

     The Issuers will furnish or cause to be furnished to the Trustee

          (1) semi-annually, not later than each Interest Payment Date in each year, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding Regular Record Date, and

          (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuers of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

Section 702.      Preservation of Information; Communications to Holder.

     The Trustee shall comply with the  obligations  imposed upon it pursuant to
Section 312 of the Trust Indenture Act.

     The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     Every Holder of Securities, by receiving and holding the same, agrees with the Issuers and the Trustee that neither the Issuers nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.      Reports by Trustee

     As promptly as practicable after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Holder a brief report dated as of May 15 that complies with Trust Indenture Act Section 313(a). The Trustee also shall comply with Trust Indenture Act Section 313(b). Prior to delivery to the Holders, the Trustee shall deliver to the Issuers a copy of any report it delivers to Holders pursuant to this Section 703.

     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Issuers. The Issuers will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.      Reports by Issuers

     The Issuers shall:

          (1) file with the Trustee, within 15 days after the Issuers is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuers may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuers with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuers pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.      Issuers May Consolidate, Etc., Only on Certain Terms

     The Partnership shall not consolidate or merge with or into, or sell, assign, transfer, lease convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person, unless:

          (1) the Partnership is the surviving entity or the entity formed by or surviving the transaction, if other than the Partnership, or the entity to which the sale was made is a corporation or partnership organized or existing under the laws of the United States, any state thereof or the District of Columbia;

          (2) the entity formed by or surviving the transaction, if other than the Partnership, or the entity to which the sale was made assumes all the obligations of the Partnership in accordance with a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Notes and this Indenture;

          (3) immediately after the transaction, no Default or Event of Default exists; and

          (4) with respect to any series of Securities then Outstanding, at the time of the transaction and after giving pro forma effect to it as if the transaction had occurred at the beginning of the applicable four-quarter period, the Partnership or such other entity or survivor is permitted to incur at least $1.00 of additional Indebtedness (as such term may be defined with respect to such series of Securities) under each covenant, if any, applicable to any series of Outstanding Securities that restricts the ability of the Partnership to incur Indebtedness.

     Finance Corp. shall not consolidate or merge with or into, or sell, assign, transfer, lease convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person, except under conditions similar to those described in the paragraph above.

Section 802.      Successor Substituted

     Upon any consolidation of an Issuer with, or merger of an Issuer into, any other Person or any sale, transfer or lease of the properties and assets of an Issuer as, or substantially as, an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which such Issuer is merged or to which such sale, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer under this Indenture with the same effect as if such successor Person had been named originally as such Issuer herein or therein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 901.      Supplemental Indentures Without Consent of Holders

     Without the consent of any Holders of Securities, the Issuers and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to allow any guarantor to guarantee Securities of any series;

          (2) to evidence the succession of another Person to the Issuers under this Indenture and the Securities and the assumption by such successor Person of the obligations of the Issuers hereunder;

          (3) to add covenants and Events of Default for the benefit of the Holders of all or any series of such Securities or to surrender any right or power conferred by this Indenture upon the Issuers or to make any change that does not adversely affect the legal rights hereunder of any Holder in any material respect;

          (4) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination shall become effective only after there are no such Securities of any series entitled to the benefit of such provision outstanding;

          (5) to establish the forms or terms of the Securities of any series issued hereunder;

          (6) to cure any ambiguity or correct any defect or inconsistency in this Indenture;

          (7) to evidence the acceptance of appointment by a successor Trustee with respect to one or more series of Securities or otherwise;

          (8) to qualify this Indenture under the Trust Indenture Act;

          (9)  to  provide  for   uncertificated   securities   in  addition  to
     certificated securities;

          (10) to supplement any provisions of this Indenture necessary to permit or facilitate the defeasance and discharge of any series of Securities, provided that such action does not adversely affect the interests of the Holders of Securities of such series or any other series; and

          (11) to comply with the rules or regulations of any securities exchange or automated quotation system on which any of the Securities may be listed or traded.

Section 902.      Supplemental Indentures with Consent of Holders

     With the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities affected by such supplemental indenture (voting as one class), the Issuers and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or modifying in any manner the rights of Holders of Securities of such series under this Indenture; provided that the Issuers and the Trustee may not, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest, if any, on, any Security, or reduce the principal amount thereof or premium, if any, on or the rate of interest thereon or alter the method of computation of interest;

          (2) reduce the percentage in principal amount of Securities required for any such supplemental indenture or for any waiver provided for in this Indenture;

          (3) change the Issuers' obligation to maintain an office or agency for payment of Securities and the other matters specified herein;

          (4) impair the right to institute suit for the enforcement of any payment of principal of, premium, if any, or interest on, any Security;

          (5) modify the provisions of this Indenture with respect to the subordination of any Security in a manner adverse to the holders thereof; or

          (6) modify any of the provisions of this Indenture relating to the execution of supplemental indentures with the consent of Holders of Securities which are discussed in this Section or modify any provisions relating to the waiver by Holders of Securities of past defaults and covenants, except to increase any required percentage or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.      Execution of Supplemental Indentures

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee shall enter into any supplemental indenture which does not adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.      Effect of Supplemental Indentures

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.      Conformity with Trust Indenture Act

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.      Reference in Securities to Supplemental Indentures

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuers shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuers, to any such supplemental indenture may be prepared and executed by the Issuers and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series. Failure to make a notation or issue a new Security shall not affect the validity and effect of any amendment, supplement or waiver.

                                   ARTICLE X

                                    COVENANTS

Section 1001.     Payment of Principal, Premium and Interest

     The Issuers covenant and agree for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002.     Maintenance of Office or Agency

     The Issuers will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuers in respect of the Securities of that series and this Indenture may be served. The Issuers will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuers hereby appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands.

     The Issuers may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuers of their obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Issuers will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Except as otherwise specified with respect to a series of Securities as contemplated by Section 301, the Issuers hereby initially designate as the Place of Payment for each series of Securities The City of New York, and initially appoint the Trustee as Paying Agent at its Corporate Trust Office as the Issuers' office or agency for each such purpose in such city.

Section 1003.     Money for Securities Payments to Be Held in Trust

     If an Issuer or any of its Subsidiaries shall at any time act as Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Issuers shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Issuers will promptly notify the Trustee of its action or failure so to act.

     The Issuers will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (2) give the Trustee notice of any default by the Issuers (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and (3) during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     The Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuers or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuers or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the state which escheat laws control and the Trustee or any Paying Agent shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the state which escheat laws control for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Issuers cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the state whose escheat laws control.

Section 1004.     Statement by Officers as to Default

     The Issuers will deliver to the Trustee, within 90 days after the end of each fiscal year of the Issuers ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signer or signers thereof the Issuers are in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Issuers shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1005.     Existence

     Subject to Article VIII, the Issuers will do or cause to be done all things necessary to preserve and keep in full force and effect their existence, rights (charter and statutory) and franchises; provided, however, that the Issuers shall not be required to preserve any such right or franchise if the Board of Directors of the applicable Issuer shall determine that the preservation thereof is no longer desirable in the conduct of its business.

Section 1006.     Waiver of Certain Covenants

     The Issuers may omit in any particular instance to comply with any term, provision or condition set forth in Section 1005 with respect to the Securities of any series if before the time for such compliance Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuers and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     A waiver which changes or eliminates any term, provision or condition of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such term, provision or condition, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

Section 1007.     Limitation on Finance Corp.

     Finance Corp. will not incur any Indebtedness unless:

          (1) the Partnership is a co-obligor or guarantor of the  Indebtedness;
     or

          (2) the net proceeds of the Indebtedness are either lent to the Partnership, used to acquire outstanding debt securities issued by the Partnership, or used, directly or indirectly, to refinance or discharge Indebtedness permitted under the limitation of this Section 1007.

     Finance Corp. will not engage in any business not related, directly or indirectly, to obtaining money or arranging financing for the Partnership.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

Section 1101.     Applicability of Article

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.     Election to Redeem; Notice to Trustee

     The election of the Issuers to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Issuers of less than all the Securities of any series, the Issuers shall, not less than 35 nor more than 60 days prior to the Redemption Date fixed by the Issuers (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (1) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (2) pursuant to an election of the Issuers which is subject to a condition specified in the terms of such Securities, the Issuers shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

Section 1103.     Selection by Trustee of Securities to be Redeemed

     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, on a pro rata basis or by any other method which the Trustee deems fair and appropriate and which complies with any securities exchange or other applicable requirements for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

     The Trustee shall promptly notify the Issuers in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.     Notice of Redemption

     Notice of redemption shall be given by first-class mail (if international mail, by air mail), postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all the Outstanding Securities of any series and of a specified tenor are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed shall be given by the Issuers or, at the Issuers' request, by the Trustee in the name and at the expense of the Issuers.

Section 1105.     Deposit of Redemption Price

     On or prior to 10:30 a.m. New York City Time on any Redemption Date, the Issuers shall deposit with the Trustee or with a Paying Agent (or, if the Issuers are acting as their own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106.     Securities Payable on Redemption Date

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuers shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuers at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.     Securities Redeemed in Part

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Issuers or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuers and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuers shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII

                                  SINKING FUNDS

Section 1201.     Applicability of Article

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.     Satisfaction of Sinking Fund Payments with Securities

     The Issuers (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Issuers pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.     Redemption of Securities for Sinking Fund

     Not less than 45 days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the Trustee), the Issuers will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1202 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuers in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                  ARTICLE XIII

                                   DEFEASANCE

Section 1301.     Applicability of Article

     The provisions of this Article shall be applicable to each series of Securities except as otherwise specified as contemplated by Section 301 for Securities of such series.

Section 1302.     Legal Defeasance

     In addition to discharge of the Indenture pursuant to Section 401, the Issuers shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the 91st day after the date of the deposit referred to in Clause (1) below, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and the Issuers' right of optional redemption, if any, (ii) substitution of mutilated, destroyed, lost or stolen Securities, (iii) rights of Holders of Securities to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor or on the specified redemption dates therefor (but not upon acceleration), and remaining rights of the holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, and the Issuers' obligations in connection therewith (including, but not limited to, Section
607), (v) the rights, if any, to convert or exchange the Securities of such series, (vi) the rights of Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Issuers under Section 1002), and the Trustee, at the expense of the Issuers, shall, upon a Issuers Request, execute proper instruments acknowledging the same, if the conditions set forth below are satisfied (hereinafter, "defeasance"):

          (1) The Issuers have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust, for the purposes of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of Holders of the Securities of such series (A) cash in an amount, or (B) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (C) a combination thereof, certified to be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (i) the principal and interest and premium, if any, on all Securities of such series on each date that such principal, interest or premium, if any, is due and payable or on any Redemption Date established pursuant to Clause
     (3) below, and (ii) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

          (2) The Issuers have delivered to the Trustee an Opinion of Counsel based on the fact that (A) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and such opinion shall confirm that, Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

          (3) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

          (4) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit;

          (5) Such defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act);

          (6) Such defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which either of the Issuers is a party or by which it is bound;

          (7) Such defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder; and

          (8) The Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

     For this purpose, such defeasance means that the Issuers, and any other obligor upon the Securities of such series shall be deemed to have paid and discharged the entire debt represented by the Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1304 and the rights and obligations referred to in Clauses (i) through (vii), inclusive, of the first paragraph of this Section, and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned.

Section 1303.     Covenant Defeasance

     The Issuers and any other obligor shall be released on the 91st day after the date of the deposit referred to in Clause (1) below from its obligations under Sections 704, 801 and 1005 with respect to the Securities of any series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities of such series shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or other action or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Securities of such series, the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501, but, except as specified above, the remainder of this Indenture and the Securities of such series shall be unaffected thereby. The following shall be the conditions to application of this Section 1303:

          (1) The Issuers have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of Holders of the Securities of such series, (A) cash in an amount, or (B) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (i) the principal and interest and premium, if any, on all Securities of such series on each date that such principal, interest or premium, if any, is due and payable or on any Redemption Date established pursuant to Clause (2) below, and
     (ii) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

          (2) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

          (3) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit;

          (4) The Issuers have delivered to the Trustee an Opinion of Counsel which shall confirm that Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same time as would have been the case if such deposit and covenant defeasance had not occurred;

          (5) Such covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act);

          (6) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which either of the Issuers is a party or by which it is bound;

          (7) Such covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder; and

          (8) The Issuers have delivered to the Trustee an Officers' Certificate and Opinion of Counsel stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

Section 1304. Application by Trustee of Funds Deposited for Payment of Securities

     Subject to the provisions of the last paragraph of Section 1003, all moneys or U.S. Government Obligations deposited with the Trustee pursuant to Section 1302 or 1303 (and all funds earned on such moneys or U.S. Government
Obligations) shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Issuers acting as their own Paying Agent), to Holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law. Subject to Sections 1302 and 1303, the Trustee shall promptly pay to the Issuers upon Issuer Order any moneys held by it at any time, which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification delivered to the Trustee, are in excess of the amounts required to effect the defeasance with respect to the Outstanding Securities in question.

Section 1305.     Repayment to Issuers

     The Trustee and any Paying Agent promptly shall pay or return to the Issuers upon Issuer Request any money and U.S. Government Obligations held by them at any time that are not required for the payment of the principal of and any interest on the Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to Section 1302 or 1303, which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification delivered to the Trustee, are in excess of the amounts required to effect the defeasance with respect to the Outstanding Securities in question.

     The provisions of the last paragraph of Section 1003 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 1302 or 1303.

Section 1306.     Reinstatement

     If the Trustee or the Paying Agent is unable to apply any money or U. S. Government Obligations in accordance with this Article by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Issuers under this Indenture and the Securities of the applicable series shall be revived and reinstated as though no deposit had occurred pursuant to this Indenture until such time as the Trustee or the Paying Agent is permitted to apply all such money or U. S. Government Obligations in accordance with this Article; provided, however, that if the Issuers has made any payment of principal of or interest on any Securities of such series because of the reinstatement of its obligations, the Issuers shall be subrogated to the rights of Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                  ARTICLE XIV

                                  SUBORDINATION

Section 1401.     Agreement to Subordinate

     Each of the Issuers agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article XIV, to the prior payment of all Senior Indebtedness, and that such subordination is for the benefit of and enforceable by the holders of Senior Indebtedness. Only indebtedness of the Issuers that is Senior Indebtedness shall rank senior to the Securities in accordance with the provisions set forth herein. All provisions of this Article XIV shall be subject to Section 1412.

Section 1402.     Liquidation, Dissolution, Bankruptcy

     Upon any payment or distribution of the assets of either of the Issuers to creditors upon a total or partial liquidation or a total or partial dissolution of such Issuers or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the either of the Issuers or their respective properties: (1) holders of Senior Indebtedness shall be entitled to receive payment in full of the Senior Indebtedness before the Holders of Securities shall be entitled to receive any payment of principal of or interest on or other amounts with respect to the Securities; and (2) until the Senior Indebtedness is paid in full, any distribution to which the Holders of Securities would be entitled but for this Article XIV shall be made to holders of Senior Indebtedness as their interests may appear, except that Holders of Securities may receive shares of stock and any debt securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities and do not provide for the payment of principal prior to the Stated Maturity of all Senior Indebtedness.

Section 1403.     Default on Senior Indebtedness

     The Issuers may not pay the principal of or interest on or other amounts with respect to the Securities, make any deposit pursuant to Section 1003 or repurchase, redeem or otherwise retire any Securities (collectively, "pay the Securities") if (i) any Senior Indebtedness is not paid when due or (ii) any other default on Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case,
(x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Senior Indebtedness has been paid in full; provided, however, that the Issuers may pay the Securities without regard to the foregoing if the Issuers and the Trustee receive written notice approving such payment from the Representatives of the Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of the immediately preceding sentence has occurred or is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Senior Indebtedness, pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Issuers may not pay the Securities for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to the Issuers) of written notice (a "Blockage Notice") of such default from the Representative of such Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Issuers from the Person or Persons who gave such Blockage Notice, (ii) by repayment in full of such Senior Indebtedness, or (iii) because the default giving rise to such Blockage Notice is no longer continuing). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the holders of such Senior Indebtedness or the Representative of such holders shall have accelerated the maturity of such Senior Indebtedness, the Issuers may resume payments on the Securities after such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Senior Indebtedness during such period.

Section 1404.     Acceleration of Payment of Securities

     If payment of the Securities is accelerated because of an Event of Default, the Issuers or the Trustee shall promptly notify the holders of the Senior Indebtedness (or their Representatives) of the acceleration. If any Senior Indebtedness is outstanding, the Issuers may not pay the Securities until five Business Days after Representatives of the Senior Indebtedness receive notice of such acceleration and, thereafter, may pay the Securities only if this Article XIV otherwise permits payments at that time.

Section 1405.     When Distributions Must Be Paid Over

     If a distribution is made to the Holders of Securities that because of this
Article XIV should not have been made to them, the Holders of Securities who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

Section 1406.     Subrogation

     After all Senior Indebtedness is paid in full and until the Securities are paid in full, Holders of Securities shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article XIV to holders of Senior Indebtedness which otherwise would have been made to Holders of Securities is not, as between the Issuers and Holders of Securities, a payment by the Issuers on Senior Indebtedness.

Section 1407.     Relative Rights

     This Article XIV defines the relative rights of Holders of Securities and holders of Senior Indebtedness. Nothing in this Indenture shall: (1) impair, as between the Issuers and Holders of Securities, the obligation of the Issuers, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or (2) prevent the Trustee or any Holder of Securities from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Holders of Securities.

Section 1408.     Subordination May Not Be Impaired by Issuers

     No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuers or by the failure of the Issuers to comply with this Indenture.

Section 1409.     Rights of Trustee and Paying Agent

     Notwithstanding Section 1403, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a trust officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article XIV. The Issuers, the Registrar or co- registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness may give the notice; provided, however, that, if a Holder of Senior Indebtedness has a Representative, only the Representative may give the notice. The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article XIV with respect to any Senior Indebtedness, which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness; and nothing in Article VI shall deprive the Trustee of any of its rights as such holder. Nothing in this Article XIV shall apply to claims of, or payments to, the Trustee under or pursuant to Article VI.

Section 1410.     Distribution of Notice to Representative

     Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representatives (if any).

Section 1411. Article XIV Not to Prevent Events of Default or Limit Rights to Accelerate

     The failure to make a payment pursuant to the Securities by reason of any provision in this Article XIV shall not be construed as preventing the occurrence of an Event of Default. Nothing in this Article XIV shall have any effect on the right of the Holders of Securities or the Trustee to accelerate the maturity of the Securities.

Section 1412.     Trust Moneys Not Subordinated

     Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. government obligations held in trust under Section 1003 by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness, or subject to the restrictions set forth in this Article XIV, and none of the Holders of Securities shall be obligated to pay over any such amount to the Issuers, or any holder of Senior Indebtedness of the Issuers or any other creditor of the Issuers.

Section 1413.     Trustee Entitled to Rely

     Upon any payment or distribution pursuant to this Article XIV, the Trustee and the Holders of Securities shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 1402 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders of Securities or (iii) upon the Representatives for the holders of Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, and other indebtedness of the Issuers, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIV. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XIV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article XIV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1414.     Trustee to Effectuate Subordination

     Each Holder of Securities by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders of Securities and the holders of Senior Indebtedness as provided in this Article XIV and appoints the Trustee as attorney-in-fact for any and all such purposes.

Section 1415.     Trustee Not Fiduciary for Holders of Senior Indebtedness

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders of Securities, the Issuers or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XIV or otherwise.

Section 1416.     Reliance by Holders of Senior Indebtedness

     Each Holder of Securities by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed in multiple counterparts, each of which so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument, all as of the day and year first above written.

                        FERRELLGAS PARTNERS, L.P.

                        By:        Ferrellgas, Inc.,
                                   its General Partner


                        By:
                                   ---------------------------------------------
                        Name:
                        Title:


                        FERRELLGAS PARTNERS FINANCE CORP.


                        By:
                                   ---------------------------------------------
                        Name:
                        Title:


                        --------------------------------------------------------


                        By:
                                   ---------------------------------------------
                        Name:
                        Title: